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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) January 13, 2004

                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.

                           (Exact name of registrant)



            Delaware                                       94-2852543

      (State of organization)               (I.R.S. Employer Identification No)



               16020 Industrial Drive, Gaithersburg Maryland 20877

              (Address of principal executive offices and zip code)



                                 (301) 869-9800

                         (Registrant's telephone Number)




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Item 5 Other Events and Regulation FD Disclosure

On January 13, 2004, IGEN International, Inc. issued a press release announcing the date, time, location and purpose of a special meeting of stockholders being called by the company. Such press release is attached as Exhibit 99.1 and incorporated herein by reference.


Exhibits

         The following Exhibits are included with this Report:

         Exhibit 99.1 Press Release dated January 13, 2004 regarding special stockholders meeting

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2004

                                IGEN INTERNATIONAL, INC.

                                By:/s/ George V. Migausky
                                --------------------------
                                Name:  George V. Migausky
                                Title: Vice President and Chief Financial
                                Officer (Principal Accounting Officer)